Exhibit 99.2

Transaction Remains Pending Approval and Closing T2 TAKE-TWO INTERACTIVE codemasters 2k Take-Two’s Acquisition of Codemasters Group Holdings plc

Transaction Remains Pending Approval and Closing

Transaction Summary

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Take-Two Interactive Software, Inc. announced today the recommended acquisition of Codemasters Group Holdings plc (“Codemasters”), an award winning British video game developer and publisher with over 30 years of experience specializing in high quality racing games

•	Complements 2K’s offerings and international growth with leading racing franchises, proprietary racing game engine, and Formula One, WRC and other licensed relationships

•	Opportunity to continue to grow Codemasters by leveraging 2K’s publishing expertise and infrastructure

•	Regular cadence of annual and biennial title releases

•	Expected to be adjusted gross margin and adjusted EPS[1] accretive based on management expectations

•	Acquisition consideration of £759 million ($994 million)

•	£571 million in equity and £188 million in cash ($748 million and $246 million respectively)

•	Completion anticipated to be in Q1 calendar year 2021

Source: Publicly available information Note: Fiscal year end March 31. Acquisition consideration based on exchange ratio of 0.02834x, Take-Two share price of $168.68 and USD / GBP exchange rate of 1.31 as of 05-Nov-2020. Codemasters financials converted based on USD / GBP exchange rate of 1.31 as of 05-Nov-2020. [1] Adjusted gross margin and adjusted net income per share, excluding Take-Two’s customary adjustments used by its management and Board of Directors to adjust the Company’s GAAP financial results.	2

Transaction Remains Pending Approval and Closing

Codemasters Overview

Summary

- Founded: 1986
- HQ: Southam, United Kingdom
- Employees: ~700 across 4 UK studios (Cheshire, Birmingham, and London)
- Publishes games for Console, PC and Mobile, with a specific focus on racing games across the professional, rally, and street racing genres
- Key franchises include Formula One, DiRT, GRID, and Project CARS
- Games available on multiple platforms including Steam, PlayStation 4, Xbox One, and Oculus
- Proprietary EGO engine used to develop racing games

Management and Creative Talent



Frank Sagnier, *CEO*
- Joined Codemasters in 2014, over 20 years games industry experiences
- Previously managed European marketing and third-party publishing teams at EA



Rashid Varachia, *CFO*
- Previously Finance Director at Technicolor Home Entertainment Services
- Head of European Finance at DoveBid from 2003-2004



Clive Moody, *SVP Product Development*
- Nearly 20 years industry experience with 5 BAFTA Nominations and a BAFTA Best Sports Game Award
- Led production of DiRT and GRID, with specialty in AAA racing games



Jonathan Bunney, *SVP Publishing*
- Previously European Marketing Director at Electronic Arts
- Oversaw global marketing for FIFA, Burnout and Battlefield prior to joining Codemasters in 2014

Financial Profile


Revenue
Adj. EBITDA
Adj. EBITDA % Margin
$41
$66
$83
$93
$100
10%
12%
18%
26%
23%
$4
$8
$15
$24
$23
FY16A
FY17A
FY18A
FY19A
FY20A

Source: Company filings, publicly available information
Note: $ in millions. Fiscal year end March 31. Codemasters financials converted based on USD / GBP exchange rate of 1.31 as of 05-Nov-2020. Adjusted EBITDA (or "Adj. EBITDA") is a non-GAAP measure used by the Codemasters which is defined as profit before finance costs on borrowings (restricted to represent cash basis), tax, capitalization, depreciation, amortization, non-recurring items, share based payments and takes into account the phasing of milestone payments received from publishers.

T2

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Transaction Remains Pending Approval and Closing Portfolio of Leading and Longstanding Racing Franchises Series Launch 2009 1998 2007 2015 2008 2001 (Licensed in 2020) Genre Professional Rally Rally Professional Street Rally IP Licensed Owned Owned Owned Owned Licensed Platforms PC, Console, and Mobile PC and Console PC and Console PC and Console PC and Console PC and Console Metacritic Score1 88% 84% 80% 69% 75% N/A T2 Source: Publicly available information 1 Average Metacritic score for most recent game across PC and console to the extent available. 4

Transaction Remains Pending Approval and Closing Globally Renowned Formula One IP TM Truly Global Sport Massive Reach Iconic Brand Rich Heritage Codemasters has held exclusive video game rights for the FIA Formula One World Championship franchise since 2008 Current rights until 2025, with a two year extension1 Since its first release in 2009, Codemasters’ F1 games have won multiple awards and demonstrated consistently high Metacritic scores T2 Source: Publicly available information 1 Subject to certain Codemasters performance thresholds. 2 Average Metacritic score across PC and console to the extent available. Metacritic Scores Over Time2 2016 84% 2017 86% 2018 84% 2019 87% SEVENTY EDITION 2020 88% WINNER 2016 TIGA GAMES INDUSTRY AWARDS WINNER 2019 TIGA GAMES INDUSTRY AWARDS 5

Transaction Remains Pending Approval and Closing Strategically Enhances 2K’s Leadership in Global Entertainment Publishing 2k Strategy SID MEIER’S CIVILIZATION VI XCOM 2 Action / RPG BIOSHOCK MAFIAIII BORDERLANDS3 Sports INBA2K W2K 2K21 BATTLE GROUNDS INBA2K PLAYGROUNDS2 Racing 2020 DIRT RALLY 2.0. DIRT5 PROJECT CARS 3 GRID W2C FIA WORLD RALLY CHAMPIONSHIP Codemasters’ portfolio has clear alignment with 2K’s strengths and ambitions 1 A Category Leader in Racing with Proprietary EGO Engine 2 Annualized/ Biennial Releases 3 Opportunities for Live Services & MTX 4 Broad International Appeal with 4 Studios Worldwide T2 Source: Publicly available information CODEMASTERS 6

Transaction Remains Pending Approval and Closing

Disclaimer

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION (A “RESTRICTED JURISDICTION”).

No offer or solicitation

This presentation is provided for informational purposes only and is not intended to and does not constitute an offer to subscribe for or purchase nor a solicitation of an offer to sell or the solicitation of any vote or approval in any jurisdiction in respect of, shares of Take-Two Interactive Software, Inc. (“Take-Two”) or Codemasters Group Holdings plc (“Codemasters”).

Restrictions on certain information under the Code

Codemasters is a company subject to the jurisdiction of the UK Panel on Takeovers and Mergers and the City Code on Takeovers and Mergers (the “Code”). Under the Code, Take-Two is prohibited from discussing any material information or significant new opinions which have not been publicly announced. Any person interested in securities of Take-Two or Codemasters is encouraged to consult their professional advisors. We encourage you to read the announcement made under Rule 2.7 of the Code and published on Take-Two’s website (https://www.take2games.com/codemasters-group) on November 10, 2020.

Statements required by the Code

Each of the Take-Two directors, whose names are set out on the “Board of Directors” page of Take-Two’s website (https://ir.take2games.com), accepts responsibility for the information contained in this presentation. To the best of the Take-Two’s directors’ knowledge and belief (who have taken all reasonable care to ensure that such is the case), the information contained in this presentation is in accordance with the facts and, where appropriate, does not omit anything likely to affect the import of such information.

Forward-Looking Statements

This presentation contains certain forward-looking statements. The forward-looking statements contained in this presentation include statements about Codemasters, the Codemasters Group (being Codemasters and its subsidiaries and subsidiary undertakings), Take-Two and the Take-Two Group (being Take-Two and its subsidiaries and subsidiary undertakings) the expected effects of the Acquisition on the Codemasters Group and the Take-Two Group, strategic options, the expected timing and scope of the Acquisition, and all other statements in this presentation other than those containing historical facts may be forward-looking statements. These statements are based on the current expectations and are naturally subject to uncertainty and changes in circumstances. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “budget”, “schedule”, “forecast”, “project”, “goal”, “believe”, “hope”, “aims”, “continue”, “will”, “may”, “should”, “would”, “could”, “subject to”, or other words of similar meaning. By their nature, forward-looking statements involve known and unknown risks and uncertainties, because they relate to events and depend on circumstances that will occur in the future. Forward-looking statements may include statements relating to the following: future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects. There are a number of factors that could cause actual results, outcomes and developments to differ materially from those expressed in, or implied by, such forward-looking statements and such statements are therefore qualified in their entirety by the risks and uncertainties surrounding these future expectations. Many of these risks and uncertainties relate to factors that are beyond the entities’ ability to control or estimate precisely, such as, but not limited to, general business and market conditions both globally and locally, political, economic and regulatory forces, industry trends and competition, future exchange and interest rates, changes in government and regulation including in relation to health and safety, the environment, labour relations and tax rates and future business combinations or dispositions. For a discussion of important factors which could cause actual results to differ from forward- looking statements in relation to the Codemasters Group, refer to the annual report and accounts for Codemasters Group for the financial year ended 31 March 2020. The Form 10-K of Take-Two for the fiscal year ended 31 March 2020 and the Form 10-Qs for the fiscal quarters ended 30 June 2020 and 30 September 2020 contain additional information regarding forward-looking statements with respect to Take-Two.

Additional US information

To the extent Take-Two effects the acquisition of Codemasters as a Scheme under English law, the issuance of Take-Two common stock in the acquisition would not be expected to require registration under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption provided by Section 3(a)(10) under the Act. Persons who receive securities in the acquisition (other than affiliates as described below) may resell them without restriction under the Act. Persons (whether or not U.S. persons) who are affiliates (within the meaning of the Act) of Take-Two within 90 days prior to the effective date of the acquisition will be subject to certain U.S. transfer restrictions relating to the Take-Two common stock received pursuant to the acquisition. In the event that Take-Two determines to conduct the acquisition pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the SEC containing a prospectus with respect to the Take-Two common stock that would be issued in the Acquisition and such offer would be done in compliance with the applicable tender offer rules under the Securities Exchange Act of 1934, as amended. INVESTORS AND SECURITY HOLDERS OF TAKE-TWO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THE EVENT THAT TAKE-TWO DETERMINES TO CONDUCT THE ACQUISITION PURSUANT TO AN OFFER OR OTHERWISE IN A MANNER THAT IS NOT EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ACQUISITION THAT TAKE-TWO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAKE-TWO, THE ISSUANCE OF TAKE-TWO COMMON STOCK, AND THE PROPOSED ACQUISITION. Any registration statement/prospectus and other relevant materials in connection with the issuance of Take-Two common stock and the Acquisition (when they become available), and any other documents filed by Take-Two with the SEC, may be obtained free of charge at the SEC’s website at ww.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by sending a request to: Investor Relations, Take-Two, 110 W 44th St New York, NY 10036.

Publication on website

In accordance with Rule 26.1 of the Code, a copy of this Announcement will be available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) at https://www.take2games.com/codemasters-group by no later than 12 noon (London time) on the Business Day following this Announcement.

Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this Announcement.

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